Notes to the cash flow statements - Other disclosures for entities over which control ceased (Details) - Assets and liabilities over which control ceased - AUD ($) $ in Millions	6 Months Ended
	Mar. 31, 2022	Sep. 30, 2021
Details of the assets and liabilities over which control ceased
Cash proceeds received (net of transaction costs)	$ 1,388	$ 1,322
Expected receivable (completion settlement)	(5)	8
Deferred consideration	118	37
Total consideration	1,501	1,367
Gain/(loss) on disposal	$ 289	$ 188